UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 29, 2016

APTEVO THERAPEUTICS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37746	81-1567056
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

2401 4th Avenue, Suite 1050 Seattle, Washington	98121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (206) 838-0500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On August 1, 2016 (the “Distribution Date”), Emergent BioSolutions Inc. (“Emergent”) completed its previously announced distribution (the “Distribution”) of all of the outstanding shares of common stock of Aptevo Therapeutics Inc. (“Aptevo”) to Emergent stockholders of record as of the close of business on July 22, 2016 (the “Record Date”).  As a result of the Distribution, Aptevo is now an independent public company, whose common stock trades under the symbol “APVO” on The NASDAQ Stock Market LLC. The Distribution was effectuated through the payment of a dividend to Emergent stockholders of record as of the Record Date, who received one share of Aptevo common stock for every two shares of Emergent common stock held of record as of the Record Date, except that any Emergent stockholder who otherwise would have received a fractional share of Aptevo common stock in the Distribution received in lieu of the fractional share a pro rata share of the net cash proceeds from the sale of aggregated fractional shares into the market. In the aggregate, 20,228,849 shares of Aptevo common stock were distributed to Emergent stockholders in the Distribution.  Following the Distribution, Emergent does not own any shares of Aptevo common stock.

Item 1.01	Entry Into a Material Definitive Agreement.

Contribution Agreement and Promissory Note

On July 29, 2015, in anticipation of the Distribution, Emergent, Aptevo and certain other parties entered into a Contribution Agreement  (the “Contribution Agreement”) pursuant to which Aptevo issued to Emergent20,228,849 shares of Aptevo common stock in exchange for Emergent’s contribution to Aptevo of (i) $45,000,000 in cash, (ii) a non-negotiable promissory note made by Emergent in favor of Aptevo in the principal amount of $20,000,000 (the “Promissory Note”) and (iii) all of the equity interests in Aptevo Research and Development LLC and Aptevo BioTherapeutics LLC. The principal amount outstanding under the Promissory Note does not bear interest and is payable on Aptevo’s demand within six to 12 months following the Distribution Date.  The foregoing descriptions of the Contribution Agreement and the Promissory Note do not purport to be complete and are qualified in their entirety by reference to the complete text of the Contribution Agreement and the Promissory Note, which are filed as Exhibits 2.1 and 10.1 to this Current Report on Form 8-K, respectively, and incorporated herein by reference.

Other Agreements

Also on July 29, 2016 and in anticipation of the Distribution, Emergent entered into with Aptevo the following agreements, which govern the relationship of Emergent and Aptevo following the Distribution:

•	Separation and Distribution Agreement;
•	Transition Services Agreement;
•	Tax Matters Agreement;
•	Employee Matters Agreement;
•	Manufacturing Services Agreement;
•	Canadian Distributor Agreement;
•	Trademark License Agreement; and
•	Product License Agreement.

A summary of the material terms of these agreements is included under the section entitled “Certain Relationships and Related Party Transactions” in Aptevo’s information statement, dated July 22, 2016 (the “Information Statement”), which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.  The summary does not purport to be complete and is qualified in its entirety by reference to the complete text of these agreements, which are filed as Exhibits 2.2, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7 and 10.8 to this Current Report on Form 8-K, respectively, and incorporated herein by reference.

Registration Rights Agreement

On August 1, 2016, in connection with the Distribution, Aptevo entered into a Registration Rights Agreement with certain holders of Aptevo common stock (the “Registration Rights Agreement”) pursuant to which those holders will have the right to require Aptevo to register the sale of shares of Aptevo common stock held by them under the Securities Act of 1933, as amended (the “Securities Act”), under specified circumstances. A summary of the material terms of the Registration Rights Agreement is included in Aptevo’s Information Statement under the section entitled “Description of Aptevo’s Capital Stock,” which is incorporated herein by reference.

The summary does not purport to be complete and is qualified in its entirety by reference to the complete text of the Registration Rights Agreement, which is filed as Exhibit 4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01	Completion of the Acquisition or Disposition of Assets.

The disclosure under “Contribution Agreement and Promissory Note” in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure under “Contribution Agreement and Promissory Note” in Item 1.01of this Current Report on Form 8 is incorporated herein by reference. The issuance of shares of Aptevo common stock by Aptevo to Emergent pursuant to the Contribution Agreement was exempt from registration pursuant to Section 4(a)(2) of the Securities Act.

Item 3.03	Material Modifications to Rights of Security Holders.

The disclosure in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

The disclosure in Item 1.01, Item 5.02 and Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

On the Distribution Date, in connection with the Distribution, (i) Aptevo’s Board of Directors (the “Board”) expanded its size from five directors to seven directors, (ii) each of Fuad El-Hibri, Marvin L. White, Daniel J. Abdun-Nabi, Grady Grant, III, Barbara Lopez Kunz and John E. Niederhuber, M.D. was elected to serve as a director of Aptevo and (iii) each of A.B. Cruz III, Michael Darling, Eric Burt and Robert Kramer, who had been serving as members of the Board, resigned from the Board. Zsolt Harsanyi, Ph.D., who had been serving as a member of the Board, remains on the Board and will continue to serve as a director of Aptevo following the Distribution. Biographical information for each of the directors other than Mr. White can be found in the Information Statement under the section entitled “Management—Board of Directors Following the Separation,” which is incorporated herein by reference, and with respect to Mr. White can be found in the Information Statement under the section entitled “Management—Executive Officers Following the Separation,” which is incorporated herein by reference.

The members of the Board have each been assigned to a class with an initial term expiring as follows:

Class I:	Mr. Harsanyi and Ms. Kunz were appointed to serve as Class I directors with terms expiring at the 2017 annual meeting of stockholders;
Class II:	Mr. Abdun-Nabi and Mr. Grant were appointed to serve as Class II directors with terms expiring at the 2018 annual meeting of stockholders; and
Class III:	Mr. El-Hibri, Dr. Niederhuber and Mr. White were appointed to serve as Class III directors with terms expiring at the 2019 annual meeting of stockholders.

Also in connection with the Distribution, the Aptevo Board made the following governance decisions:

•	The Board’s Audit Committee was reconstituted to be comprised of Mr. Grant, Dr. Harsanyi (Chair) and Ms. Kunz;
•	The Board’s Compensation Committee was reconstituted to be comprised of Mr. Grant, Ms. Kunz and Dr. Niederhuber (Chair); and
•	Dr. Niederhuber was appointed as lead independent director.

The Board has determined that each of Mr. Grant, Dr. Harsanyi, Ms. Kunz and Dr. Niederhuber qualifies as an independent director under the director independence standards set forth in the NASDAQ Marketplace Rules.

The non-employee directors of Aptevo are expected to receive compensation for their service as members of the Board and as members of the committees of the Board on which they serve in accordance with the plans and programs more fully described in the Information Statement under the heading “Executive Compensation—Director Compensation Following the Separation,” which is incorporated herein by reference.

Appointment of Certain Officers

Effective as of July 29, 2016, each of the following individuals was elected to the offices set forth opposite his name below:

Marvin White	President and Chief Executive Officer
Jeff Lamothe	Senior Vice President, Chief Financial Officer and Treasurer
Scott Stromatt	Chief Medical Officer and Senior Vice President, Clinical Development & Medical Affairs

Biographical information for each of these officers can be found in the Information Statement under the section entitled “Management—Executive Officers Following the Separation,” which is incorporated herein by reference.

Information regarding the  anticipated compensation and employment arrangements of each of these officers can be found in the Information Statement under the section entitled “Compensation Discussion and Analysis—Anticipated Aptevo Compensation Programs,” which is incorporated herein by reference. In connection with the Distribution, Emergent paid to Mr. White a cash bonus of $125,256 in recognition of his services to Emergent and Aptevo in furtherance of the separation and spin-off of Aptevo.

On July 29, 2016, the Board and Emergent, as sole stockholder of Aptevo, approved and adopted the Aptevo Therapeutics Inc. 2016 Stock Incentive Plan (the “Stock Incentive Plan”) and the Aptevo Therapeutics Inc. Converted Equity Awards Incentive Plan (the “Converted Equity Plan”).  A summary of the Stock Incentive Plan and the Converted Equity Plan, respectively, can be found in the Information Statement, under the section entitled “Compensation Discussion and Analysis—Anticipated Aptevo Compensation Programs,” and such summaries are incorporated herein by reference. These summaries do not purport to be complete and are qualified in their entirety by reference to the complete text of the Plans, which are filed as Exhibits 10.9 and 10.10 to this Current Report on Form 8-K, respectively, and incorporated herein by reference.

Also on July 29, 2016, the Board approved and adopted the Aptevo Therapeutics Inc. Senior Management Severance Plan (the “Aptevo SMSP”). A summary of the Aptevo SMSP can be found in the Information Statement, under the section entitled “Compensation Discussion and Analysis—Anticipated Aptevo Compensation Programs,” and such summary is incorporated herein by reference. The summary does not purport to be complete and is qualified in its entirety by reference to the complete text of the Aptevo SMSP, which is filed as Exhibit 10.11 to this Current Report on Form 8-K and incorporated herein by reference.

In connection with the Distribution, Aptevo entered into indemnity agreements with its directors and executive officers. A description of the terms of the indemnity agreements can be found in the Information Statement under the section entitled “Description of Aptevo’s Capital Stock—Limitation of Liability and Indemnification of Officers and Directors,” which description is incorporated herein by reference. Such description does not purport to be complete and is qualified in its entirety by reference to the complete text of the form of indemnity agreement, which is filed as Exhibit 10.12 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 29, 2016, Aptevo amended and restated its Certificate of Incorporation (the “Restated Certificate of Incorporation”) and its By-Laws (the “Amended and Restated Bylaws”). The Amended and Restated Bylaws became effective as of the effectiveness of the filing of the Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.  A description of the material provisions of the Restated Certificate of Incorporation and the Amended and Restated Bylaws can be found in Aptevo’s Information Statement under the section entitled “Description of Aptevo’s Capital Stock,” which is incorporated herein by reference. The description does not purport to be complete and is qualified in its entirety by reference to the full text of the Restated Certificate of Incorporation and the Amended and Restated Bylaws, which are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, respectively, and incorporated herein by reference.

Item 8.01	Other Events.

On August 1, 2016, Aptevo issued a press release announcing the completion of the Distribution and the start of Aptevo’s operations as an independent company. A copy of the press release is filed as Exhibit 99.2 and incorporated herein by reference.

Following the Distribution, Aptevo’s website is located at the address www.aptevotherapeutics.com. Aptevo’s investor relations information, including press releases and links to Aptevo’s SEC filings, will be found on this website. Aptevo’s corporate governance documents, including the charters of the committees of the Board and the Code of Business Conduct and Ethics, are available on this website under the “Investors” section. The information on Aptevo’s website does not constitute part of this Current Report on Form 8-K and is not incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APTEVO THERAPEUTICS INC.

Date: August 2, 2016	By:	/s/ Shawnte Mitchell
Shawnte Mitchell, Secretary, Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit Description

2.1	Contribution Agreement, dated July 29, 2016, by and among Emergent BioSolutions Inc., Aptevo Therapeutics Inc., Aptevo Research and Development LLC and Aptevo BioTherapeutics LLC

2.2*	Separation and Distribution Agreement, dated July 29, 2016, by and between Emergent BioSolutions Inc. and Aptevo Therapeutics Inc.

3.1	Restated Certificate of Incorporation of Aptevo Therapeutics Inc.

3.2	Amended and Restated By-Laws of Aptevo Therapeutics Inc.

4	Registration Rights Agreement, dated August 1, 2016, by and among Aptevo Therapeutics Inc. and the stockholders parties thereto

10.1	Promissory Note, dated July 29, 2016, made by Emergent BioSolutions Inc. in favor of Aptevo Therapeutics Inc.

10.2	Transition Services Agreement, dated July 29, 2016, by and between Emergent BioSolutions Inc. and Aptevo Therapeutics Inc.

10.3	Tax Matters Agreement, dated July 29, 2016, by and between Emergent BioSolutions Inc. and Aptevo Therapeutics Inc.

10.4	Employee Matters Agreement, dated July 29, 2016, by and between Emergent BioSolutions Inc. and Aptevo Therapeutics Inc.

10.5	Manufacturing Services Agreement, dated July 29, 2016, by and between Emergent BioSolutions Inc. and Aptevo Therapeutics Inc.

10.6	Canadian Distributor Agreement, dated July 29, 2016, by and between Emergent BioSolutions Inc. and Aptevo Therapeutics Inc.

10.7	Trademark License Agreement, dated July 29, 2016, by and between Emergent BioSolutions Inc. and Aptevo Therapeutics Inc.

10.8	Product License Agreement, dated July 29, 2016, by and between Emergent BioSolutions Inc. and Aptevo Therapeutics Inc.

C 10.9	Aptevo Therapeutics Inc. 2016 Stock Incentive Plan

C 10.10	Aptevo Therapeutics Inc. Converted Equity Awards Incentive Plan

C 10.11	Aptevo Therapeutics Inc. Senior Management Severance Plan

C 10.12	Form of Indemnity Agreement for directors and senior officers (incorporated by reference to Exhibit 10.9 to Aptevo’s Registration Statement on Form 10 filed on April 15, 2016)

99.1	Information Statement of Aptevo Therapeutics Inc., dated July 22, 2016

99.2	Press Release of Aptevo Therapeutics Inc. issued on August 1, 2016

*

Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Aptevo hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to such agreement to the SEC upon request.

C	Management contract or compensatory plan or arrangement.